Exhibit 10 (a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-102294 of Allstate Financial Advisors Separate Account I (the "Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 4, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), relating to the consolidated financial statements and the related financial statement schedules of the Company, and our report dated April 12, 2004 relating to the financial statements of the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP
Chicago, Illinois
April 19, 2004